[FIRST COLORADO BANCORP INC. LETTERHEAD]

March 31, 1997

To Our Stockholders:

     We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of First Colorado Bancorp, Inc. (the "Company") to be held at the Arvada Center for the Arts and Humanities, 6901 Wadsworth Boulevard, Arvada, Colorado, on Wednesday, April 30, 1997, at 3:00 p.m.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, KPMG Peat Marwick LLP, are expected to be present to respond to any questions that stockholders may have.

     Also enclosed for your reference is the Annual Report to Stockholders for the fiscal year ending December 31, 1996, which contains detailed information concerning the activities and operating performance of the Company.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the Meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,



                                          /s/Malcolm E. Collier, Jr.
                                          Malcolm E. Collier, Jr.
                                          Chairman

--------------------------------------------------------------------------------
                          FIRST COLORADO BANCORP, INC.
                          215 SOUTH WADSWORTH BOULEVARD
                            LAKEWOOD, COLORADO 80226
                                 (303) 232-2121
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 1997
--------------------------------------------------------------------------------


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of First Colorado Bancorp, Inc. (the "Company") will be held at the Arvada Center for the Arts and Humanities, 6901 Wadsworth Boulevard, Arvada, Colorado, on Wednesday, April 30, 1997, at 3:00 p.m. The Meeting is for the purpose of considering and acting upon:

      1.    The election of three directors of the Company; and

      2. The ratification of the appointment of KPMG Peat Marwick LLP as auditor for the Company for the fiscal year ending December 31, 1997.

      The transaction of such other business as may properly come before the Meeting or any adjournments thereof will be considered and acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on March 21, 1997, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/Elaine M. Samuelson
                                          ELAINE M. SAMUELSON
                                          SECRETARY

Lakewood, Colorado
March 31, 1997

--------------------------------------------------------------------------------
IMPORTANT: PLEASE COMPLETE, DATE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          FIRST COLORADO BANCORP, INC.
                          215 SOUTH WADSWORTH BOULEVARD
                            LAKEWOOD, COLORADO 80226
                                 (303) 232-2121
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of First Colorado Bancorp, Inc. (the "Company") which acquired all of the outstanding common stock of First Federal Bank of Colorado (the "Bank") issued in connection with the conversion from the mutual to stock form of organization of First Savings Capital, M.H.C. (the "Mutual Holding Company"), the former mutual holding company parent of the Bank (the "Conversion"), and the reorganization of the Bank into the stock holding company form of organization (the "Reorganization"). In connection with the Conversion and the Reorganization, the Bank changed its name from First Federal Savings Bank of Colorado to First Federal Bank of Colorado and each share of common stock of the Bank ("Bank Common Stock") outstanding on December 29, 1995 (other than the Bank Common Stock held by the Mutual Holding Company) was exchanged for 3.0310 shares (the "Exchange Ratio") of Common Stock (the "Exchange"). Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Arvada Center for the Arts and Humanities, 6901 Wadsworth Boulevard, Arvada, Colorado, on Wednesday, April 30, 1997, at 3:00 p.m. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 31, 1997.

      At the Meeting, stockholders will consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of the independent auditor. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by signed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof.

      The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on March 21, 1997 (the "Voting Record Date") are entitled to one vote for each share then held. As of the Voting Record Date, the Company had 16,555,197 shares of Common Stock issued and outstanding.

      As provided in the Articles of Incorporation of the Company (the "Articles") for a period of five years from the date of the Conversion and the Reorganization, which was consummated on December 29, 1995, no person may directly or indirectly offer to acquire or acquire beneficial ownership of any class of equity securities of the Company in excess of 10% of the outstanding shares of the class (the "Limit"). Furthermore, as provided in the Articles, any person or entity who directly or indirectly beneficially owns Common Stock in excess of the Limit will not be entitled or permitted to any vote with respect to such shares of Common Stock held in excess of the Limit, and in certain circumstances, voting rights may be reduced below the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as shares owned by persons acting in concert with such person or entity, but does not include shares beneficially owned by any employee stock ownership or similar plan of the Company or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit, if any, pursuant to the Articles) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.

      As to the election of directors as stated under "Proposal I -- Election of Directors," the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the ratification of auditors as set forth under "Proposal II -- Ratification of Appointment of Auditors," by checking the appropriate box, a stockholder may; (i) vote "FOR" the ratification, or (ii) vote "AGAINST" the ratification, or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, the ratification of the appointment of auditors shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

      As to all other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the Bylaws, a majority of the votes cast by stockholders shall be sufficient to pass on the matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Proposal I - Election of Directors."

Name and Address                Amount and Nature of    Percent of Shares of
--------------------------------------------------------------------------------
of Beneficial Owner             Beneficial Ownership    Common Stock Outstanding

First Federal Bank of Colorado     1,736,401 (1)                10.49%
Employee Stock Ownership Plan
215 South Wadsworth Boulevard
Lakewood, Colorado 80226


------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation. As of the Voting Record Date, 530,059 shares have been previously allocated under the ESOP to participant accounts. See "Director and Executive Officer Compensation -- Other Compensation -- Employee Stock Ownership Plan."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based solely on the Company's review of such ownership reports, except as set forth below, no director, executive officer, or 10% beneficial owners failed to file such ownership reports on a timely basis during the fiscal year ended December 31, 1996. Director Person was late in filing a report on Form 4.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Directors

      The Company currently has nine directors serving on its Board. The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a term of three years, with approximately one-third of the directors elected annually. Three directors will be elected at the Meeting to serve for a three-year period.

      Polly Baca, Stephen A. Burkholder, and James R. Wexels have been nominated by the Board of Directors each to serve for a three-year term, or until their respective successors have been elected and qualified. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth for the nominees and the directors continuing in office, such individual's name, age, the year the nominee first became a director of the Company or the Bank, and the number of shares and percentage of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank.


                                                                 SHARES OF
                                  YEAR FIRST       CURRENT     COMMON STOCK     PERCENT
                                  ELECTED OR        TERM       BENEFICIALLY       OF
NAME                   AGE(1)      APPOINTED       EXPIRES    OWNED(2)(3)(4)     CLASS
----                   ------      ---------       -------    --------------     -----

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

Polly Baca              55          1995(5)           1997     12,774             0.08%

Stephen A. Burkholder   55           1987             1997     35,823(6)          0.22%

James R. Wexels         57           1993             1997      6,046             0.04%



       THE BOARD OF DIRECTORS RECOMMENDS THAT ITS NOMINEES BE ELECTED AS DIRECTORS

DIRECTORS CONTINUING IN OFFICE

Malcolm E. Collier, Jr. 59           1966             1999     468,575(7)         2.83%

E. William Foerster, Jr.66           1973             1998       5,646            0.03%

Leeon E. Hayden         74           1956             1998     127,390(6)(8)      0.77%

Robert W. Richards      47           1996            1998(9)    61,212(10)        0.37%

John J. Nicholl         63           1969             1999       7,125(6)(11)     0.04%

Robert T. Person, Jr.   54           1975             1999       7,841            0.05%



All Executive Officers and                                     993,332(12)        6.00%
  Directors as a Group
  (14 persons)

-------------------
(1)  As of December 31, 1996.
(2)  As of the Voting Record Date.
(3) Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children, over which shares the named individuals effectively exercise sole voting and investment power.
(4) Includes shares of Common Stock that have been awarded under the First Federal Bank of Colorado 1992 Management Recognition Plan ("MRP") and 1996 Management Stock Bonus Plan ("MSBP") which are subject to forfeiture under certain circumstances. Also includes shares held by the Bank's Employee Stock Ownership Plan ("ESOP") allocated to such individual's account.
(5) Ms. Baca was previously a director of the Bank from 1990 until January 1994 when she left due to a relocation to Washington, D.C. She was re-appointed to the Board on February 15, 1995.
(6) Excludes shares held by the ESOP for which directors Hayden, Nicholl, and Burkholder serve as Plan Trustees. The Plan Trustees may vote unallocated shares (presently 1,206,342) and up to 530,059 allocated shares, if no timely voting direction is received from plan participants, within their fiduciary capacity. Also excludes shares held by the MRP and the MSBP for which Directors Hayden, Nicholl, and Burkholder serve as Plan Trustees. The Plan Trustees may vote unallocated shares (presently 93,226) and up to 222,385 allocated shares, if no timely voting direction is received from Plan participants, within their fiduciary capacity.
(7) Includes 51,201 stock options to purchase an equal number of shares of Common Stock that are exercisable within 60 days of the Voting Record Date. Includes 37,961 shares of Common Stock owned by the spouse of Mr. Collier and 13,916 shares of Common Stock owned by the children of Mr. Collier for which Mr. Collier disclaims beneficial ownership, but may be deemed to beneficially own.
(8) Includes 5,000 shares of Common Stock owned by the spouse of Mr. Hayden for which Mr. Hayden disclaims beneficial ownership, but may be deemed to beneficially own.

(9) Mr. Richards was elected by the Board in October, 1996 to fill the vacancy created by the death of John R. Newman. Pursuant to the Company's bylaws, Mr. Richards will serve the remaining term.
(10) Includes 6,064 stock options to purchase an equal number of shares of Common Stock that are exercisable within 60 days of the Voting Record Date. Includes 3,773 shares of Common Stock owned by the spouse of Mr. Richards for which Mr. Richards disclaims beneficial ownership, but may be deemed to beneficially own.
(11) Includes 3,146 shares of Common Stock owned by the spouse of Mr. Nicholl for which Mr. Nicholl disclaims beneficial ownership, but may be deemed to beneficially own.
(12) Includes 85,239 options to purchase Common Stock under the 1992 Stock Option Plan that are exercisable within 60 days of the Voting Record Date. See "Director and Executive Officer Compensation -- Other Compensation -- 1992 Stock Option Plan." Excludes 1,206,342 shares of unallocated Common Stock held by the ESOP. See "Director and Executive Officer Compensation -- Other Compensation -- Employee Stock Ownership Plan." Includes 69,992 shares of Common Stock owned by the spouses or children of the executive officers and directors for which the executive officers and directors disclaim beneficial ownership, but may be deemed to beneficially own.

Executive Officers

      The following individuals hold the offices in the Company set forth below opposite their names.

Name                           Age(1)     Positions Held With the  Company
----                           ------     --------------------------------

Malcolm E. Collier, Jr.          59       President, Chief Executive Officer
                                          and Chairman of the Board

Brian L. Johnson                 45       Vice President/Treasurer

Elaine M. Samuelson              50       Secretary


----------------
(1)   At December 31, 1996.

      The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation, or removal by the Board of Directors.

Biographical Information

      The principal occupation during the past five years of each director, nominee for director, and executive officer of the Company is set forth below. All directors, nominees, and executive officers have held their present positions for five years unless otherwise stated.

      Directors
      ---------

     Polly Baca has been a director of the Bank since 1995 and a director of the Company since its formation in September 1995. Ms. Baca is presently the Regional Administrator of the United States General Services Administration Rocky Mountain Region headquartered in Denver, Colorado. Previously, from March 1994 to November 1994, Ms. Baca served as a Special Assistant to President Clinton and Director of the United States Office of Consumer Affairs. Ms. Baca has been Executive Director of the Colorado Institute for Hispanic Education and Economic Development, Denver, Colorado, from 1989 to January 1994. Ms. Baca was President and sole proprietor of Sierra Baca Systems, Thornton, Colorado, a consulting firm from 1985 to 1989. Ms. Baca is a former State Senator, State of Colorado, serving from 1979 to 1986.

     Stephen Burkholder has been a director of the Bank since 1987 and a director of the Company since its formation in September 1995. Mr. Burkholder has been the sole owner of the A&S Group, a marketing and distribution firm in Lakewood, Colorado since April 1994. Mr. Burkholder was a long term care specialist with AMEX Life Assurance Company from August 1993 to March 1994. Prior to that time, Mr. Burkholder served as the Western Regional Manager for Hirsch USA, a watch company, commencing in 1991, the Western Regional Sales Manager for CSC Time Corporation commencing in 1990, and a sales representative for Seiko Time Corporation from 1973 to 1990.

     James R. Wexels has been a director of the Bank since 1993 and a director of the Company since its formation in September 1995. Mr. Wexels has been employed by the Public Service Company of Colorado, a gas and electric utility, since 1966, and currently serves as Manager, Governmental Affairs.

     Malcolm E. Collier, Jr. has been a director of the Bank since 1966 and has been Chairman and Chief Executive Officer of the Bank since 1989 and 1972, respectively, and Chairman and Chief Executive Officer of the Company since its formation in September 1995. Mr. Collier was President of the Bank from July 1995 to April 1996. Mr. Collier has served in various officer capacities with the Bank since 1962.

     E. William Foerster, Jr. has been a director of the Bank since 1973 and a director of the Company since its formation in September 1995. Mr. Foerster is the President and majority stockholder of EZT Fastener Co., Inc., Englewood, Colorado, and three other companies, all of which engage in manufacturing and distributing.

     Leeon E. Hayden has been a director of the Bank since 1956 and a director of the Company since its formation in September 1995. Mr. Hayden was an attorney with the firm of Leeon E. Hayden, P.C. and performed occasional legal work for the Bank, consisting mainly of foreclosures on real property. Mr. Hayden retired from this position in June 1996.

     John J. Nicholl has been a director of the Bank since 1969 and a director of the Company since its formation in September 1995. Mr. Nicholl is a retired County Commissioner of Arapahoe County. Mr. Nicholl served in this position from 1989 until his retirement in January 1997 and also served in that position from 1965 to 1980. Mr. Nicholl was self-employed (semi-retired) from 1981 to 1988. Prior to that time, Mr. Nicholl owned and operated Arapahoe Surveys, a land survey company.

     Robert T. Person, Jr. has been a director of the Bank since 1975 and a director of the Company since its formation in September 1995. Mr. Person has been the sole owner of Robert Person Communications, a management consulting practice in Denver, Colorado since 1991. Mr. Person was Vice President of the Public Service Company of Colorado, a gas and electric utility in Denver, Colorado, from 1978 to 1991.

      Robert W. Richards has been a director of the Bank and of the Company since 1996. Mr. Richards has been President and Chief Operating Officer of the Bank since April 1996 and has served the Bank in various officer and employee positions since 1976.

      Executive Officers Who Are Not Directors
      ----------------------------------------

     Brian L. Johnson has been employed by the Bank in various officer and employee capacities since 1974 and has served as Executive Vice President and Chief Financial Officer since April 1996 and

April 1992, respectively. From 1984 through April 1992, Mr. Johnson served as Vice President and Controller. Mr. Johnson has been Vice President and Treasurer of the Company since its formation in September 1995.

      Elaine M. Samuelson has been employed by the Bank in various officer and employee capacities since 1970 and has served as Senior Vice President in charge of lending since June 1996. From 1989 to June 1996, Ms. Samuelson served as Senior Vice President in charge of loan administration. Ms. Samuelson has been the Secretary of the Bank since 1975 and of the Company since its formation in September 1995.

Nominations for Directors

      Nomination of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles and Bylaws may be eligible for election as directors at an annual meeting.

      Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee.

      The Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles and Bylaws. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles and Bylaws as provided in the Bylaws. Notwithstanding the procedures set forth in the Bylaws, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles and Bylaws. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles and Bylaws, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of the Articles and Bylaws, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

      The Company does not presently compensate its directors. Each director of the Company is also a director of the Bank and receives fees accordingly.

      Non-officer members of the Board of Directors of Bank received fees of $750 per month during the fiscal year December 31, 1996. Non-officer members of the Board of Directors of the Bank also received a fee of $100 for each special meeting of the Board of Directors during the fiscal year December 31, 1996. Because of her position in the Federal government, Director Polly Baca serves on the Board of the Bank without compensation. Members of the Board's Audit Committee were paid $100 for each meeting attended during fiscal 1996. Members of the Board who are not officers of the Bank are paid $100 per meeting for other committees and are paid $100 to $200 for meetings of the Boards of Directors of subsidiary companies. In addition, Director Hayden received $250 per month for his performance as Secretary to the Board of Directors. The Bank paid a total of $64,750 in directors' and committee fees for the fiscal year ended December 31, 1996.

      Stock Awards. On July 24, 1996, the stockholders of the Company approved the First Colorado Bancorp, Inc. 1996 Stock Option Plan ("1996 Stock Option Plan") and the First Federal Bank of Colorado Management Stock Bonus Plan and Trust ("MSBP"). Pursuant to the terms of the 1996 Stock Option Plan, each non-employee director (i.e., Directors Baca, Burkholder, Foerster, Hayden, Newman, Nicholl, Person, and Wexels) received on the date of stockholder approval options to purchase 12,000 shares of Common Stock. Under the MSBP, the same non-employee directors received 1,000 shares of restricted stock on the date of stockholder approval. The options granted to these non-employee directors become first exercisable at a rate of 20% one year from the date of grant and 20% annually thereafter. Restricted stock granted to these non-employee directors will vest 20% one year from the date awarded and an additional 20% annually, thereafter. Employee directors also received stock awards. See "--Other Compensation--1996 Stock Option Plan" and "--1996 Management Stock Bonus Plan."

     Furthermore, directors also received awards under the 1992 Management Recognition Plan. See "-- Others Compensation -- 1992 Management Recognition Plan."

Executive Compensation

      Summary Compensation Table. The following table sets forth for the fiscal years ended December 31, 1996, 1995, and 1994, certain information as to the total remuneration received by the chief executive officer of the Company or any subsidiary who served in these capacities during such period and received total cash compensation in excess of $100,000 for the year ended December 31, 1996.


                                 Annual Compensation(1)                   Long Term Compensation
---------------------     --------------------------------------------  ------------------------------------
                                                                                  Awards

                                                                                     Securities
                                                                         Restricted  Underlying
Name and Principal                                     Other Annual        Stock      Options/    All Other
Position(2)               Year    Salary     Bonus   Compensation(3)(4)  Award(s)(5)  SARs(#)    Compensation(6)
-----------               ----    ------     -----   ------------------  -----------  -------    ---------------

Malcolm E. Collier, Jr.   1996    $251,000   $8,894       $ 8,723        $343,750(7)  90,000(7)   $  30,000
President, Chairman,      1995     251,000    9,422         9,091              --         --         30,002
  and CEO                 1994     232,340   10,636        10,784              --         --         28,934



----------------
(1) All compensation was paid by the Bank. Compensation deferred at election of executive is includable in category and year earned.
(2) No executive officer other than Mr. Collier had a salary and bonus that exceeded $100,000 for the year ended December 31, 1996.
(3) For the listed individual, for the year ended December 31, 1996, there were no (a) perquisites and other benefits for which the aggregate value exceeded the lesser of $50,000 or 10% of total salary and bonus; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4) Excludes compensation applicable to the vesting of awards of Common Stock and receipt of income attributable to dividends paid on such awards under the Management Recognition Plan as of December 31, 1996, 1995 and 1994 of $133,247, $79,986 and $77,173, respectively, for Mr. Collier. Such awards were made in 1992.
(5) At December 31, 1996, Mr. Collier also held shares of restricted Common Stock with a fair market value of $156,286 (calculated by multiplying 9,093 shares, the number of shares that remained restricted under the 1992 Management Recognition Plan, by $17.1875 per share, the average of the bid and ask price of the Bank's unrestricted stock on December 31, 1996).
(6) Includes cost of shares of Common Stock awarded under the Bank's Employee Stock Ownership Plan as of December 31, 1996, 1995, and 1994 of $30,000, $10,305 and $6,434, respectively, to Mr. Collier and contributions to the Bank's Profit- Sharing Plan on behalf of such individual for plan years ended December 31, 1996, 1995, and 1994 of $0, $19,697 and $22,500,
     respectively.
(7) Mr. Collier received awards of stock options and restricted stock under the 1996 Stock Option Plan and MSBP, effective upon stockholder approval of such plans at a special meeting of stockholders held on July 24, 1996. See "--Other Compensation -- 1996 Stock Option Plan" and "-- 1996 Management Stock Bonus Plan."

      Change in Control Severance Agreements. The Bank entered into severance agreements with Malcolm E. Collier, Jr., Chairman of the Board and certain other key executive officers (a total of seven persons). The severance agreements are each for terms of three years. The agreements are terminable by the Bank for "just cause" as defined in the agreements. If the Bank terminates the employee without just cause, the employee will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. Such agreements contain a provision stating that in the event of the termination of employment in connection with any change in control of the Bank or the Company, the employee will be paid in a lump sum an amount equal to 2.99 times the average of the employee's most recent five years annual cash compensation. If such payments were to be made under the agreement as of December 31, 1996, such payments would equal approximately $1.8 million, of which $700,000 would be allocated to Mr. Collier. The aggregate payments that would be made to such individuals would be an expense to the Company, thereby reducing net income and the Company's capital by that amount. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance and that such agreements should be renewed.

Compensation Committee Interlocks and Insider Participation

      Effective May 1, 1996, Directors Burkholder, Foerster, Person, Wexels and Baca were appointed as the Compensation Committee for the Bank. Prior to that date, the entire Board of Directors served as the Compensation Committee for executive officers of the Bank. Mr. Collier, President, Chairman, and Chief Executive Officer of the Company and the Bank, was previously a member of this committee, but did not vote in regard to his own compensation.

Report of the Compensation on Executive Compensation

     The Company's executive officers consist of Mr. Collier (President, Chairman, and Chief Executive Officer), Brian L. Johnson (Vice President and Treasurer), and Elaine M. Samuelson (Secretary). The Bank's executive officers consist of Mr. Collier (Chairman and Chief Executive Officer), Robert W. Richards (President and Chief Operating Officer), James M. Rooney (Executive Vice President), Brian L. Johnson (Executive Vice President and Chief Financial Officer), Elaine M. Samuelson (Senior Vice President and Secretary), and Robert
A. Francis and Robert P. Easterly (Senior Vice Presidents). All of these persons are executive officers of the Bank, therefore the Compensation Committee of the Bank determines their compensation. This Committee meets in December of each year to determine the level of any salary increase to take effect as of January 1 of the following year. The Committee also approves any perquisites payable to these executive officers.

      The Committee determines the level of salary increase, if any, to take effect on January 1 of the following year after reviewing various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Bank's market area. Although the committee did not set compensation levels for executive officers based on whether particular financial goals had been achieved by the Bank, the committee did consider the overall profitability of the Bank when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Bank over the past year are also evaluated.

      Mr. Collier's base salary remained at $251,000 for fiscal 1995 and 1996. At the meeting of the committee that determined Mr. Collier's salary for calendar year 1996, the committee referred to various published compensation surveys. The committee particularly noted the average annual compensation paid to chief executive and chief operating officers of financial institutions in the State of Colorado and nationally with assets of between $1.0 billion to $1.5 billion. Although the committee did not set Mr. Collier's 1996 compensation based on whether particular financial goals had been achieved by the Bank, the committee considered the overall profitability of the Bank when making this decision.

      During the last fiscal year, the Bank paid bonuses as determined by the Compensation Committee equal to 2% of the net income of the Bank. Such bonuses were paid to all employees of the Bank based on their pro rata compensation for fiscal 1996.

      The Compensation Committee:

      Polly Baca              Robert T. Person, Jr.
      Stephen Burkholder      James R. Wexels
      E. William Foerster, Jr.

Other Compensation

      Long Term Incentive Plans. The Company made no awards or payouts to Mr. Collier under a long term incentive plan during the fiscal year ended December 31, 1995.

      Insurance. Full-time employees of the Bank are provided, at minimal contribution or expense to them, with group plan insurance that covers hospitalization, major medical, dental, vision, and long-term disability, accidental death, and life insurance. This insurance is available generally and on the same basis to all full-time employees. Long-term disability and dental insurance are available after completion of a minimum of one year of service, while the other benefits are available immediately. Benefitted part-time employees become eligible for life, health, and dental insurance on the same basis as full-time employees. Vision insurance is available to full-time and to benefitted part-time employees after two years of service.

      Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan (the "ESOP") for the exclusive benefit of participating employees, which became effective upon the completion of the conversion of the Bank from mutual to stock form and the formation of the Mutual Holding Company (the "MHC Reorganization"). Participating employees are employees who have completed one year of service with the Company or its subsidiaries. Contributions to the ESOP and shares released from the ESOP suspense account will be allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year in order to receive an allocation. Participant benefits become vested in accordance with the following schedule: three years service -- 30% vested; four years -- 40% vested; five years -- 60% vested; six years -- 80% vested; and seven years of service or greater -- 100% vested. Years of employment prior to the adoption of the ESOP are counted toward vesting. Vesting will be accelerated upon retirement, death, disability, or termination of the ESOP. Benefits may be payable in the form of a lump sum upon retirement, death, disability, or separation from service. The Bank's contributions to the ESOP are discretionary and may cause a reduction in other forms of compensation.

      Directors Hayden, Nicholl, and Burkholder serve as the members of the ESOP Committee and as the ESOP Trustees. The ESOP Committee, as administrators of the ESOP, may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. The ESOP is funded by contributions made by the Bank in cash. In June, 1992, the ESOP borrowed funds with which to acquire 145,803 shares of the common stock of the Bank ("Bank Common Stock") issued in the MHC Reorganization from an unrelated third party lender. In connection with the Conversion and the Reorganization, the 145,803 shares of Bank Common Stock were exchanged for 441,927 shares of Common Stock pursuant to the Exchange Ratio. This loan was fully repaid as of December 31, 1995. The ESOP Trust purchased an additional amount of Common Stock equal to 10% of the Common Stock sold in the Conversion and the Reorganization with $13.4 million of funds borrowed from the Company. This loan is secured by the shares purchased and the earnings of ESOP assets. Common Stock purchased with such loan proceeds will be held in a suspense account for allocation to participants as the loan is repaid. This loan is expected to be fully repaid in approximately 10 years. The Bank contributed approximately $2.2 million in 1996 to the ESOP to meet principal obligations and the applicable interest payments under the ESOP loan.

      Profit Sharing Plan. The Bank sponsors a tax-qualified defined contribution profit sharing plan, the First Federal Bank of Colorado Employees' Profit Sharing/401(k) Plan ("Profit Sharing Plan"), for the benefit of its employees. Employees become eligible to participate under the Profit Sharing
Plan after completing one year of service. Benefits under the Profit Sharing Plan are determined based upon annual discretionary contributions to the Profit Sharing Plan; such benefits are allocated to participant accounts as a percentage of total compensation of such participant to the compensation of all participants. At the end of each year, the Board of Directors of the Bank determines whether to make a contribution and the amount of the contribution to the Profit Sharing Plan, based upon a number of factors, such as the Bank's retained earnings, profits, regulatory capital, and employee performance. It is intended that the Profit Sharing Plan operate in compliance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the requirements of Section 401(a) of the Code. Total contributions to the Profit Sharing Plan for all employees for the fiscal years ended December 31, 1996, 1995 and 1994, were $0, $817,350 and $756,441, respectively. Future contributions to the Profit Sharing Plan may continue to be reduced as a result of anticipated increases in contributions to the ESOP.

      1992 Stock Option Plan. In connection with the MHC Reorganization, the Bank's Board of Directors adopted the 1992 Option Plan, which was approved by the Bank's stockholders at the 1993 Annual Meeting of Stockholders on April 30, 1993. Pursuant to the 1992 Option Plan, a number of shares equal to 10% of the Bank Common Stock issued to persons other than the Mutual Holding Company in connection with the MHC Reorganization (208,290 shares of Bank Common Stock, as adjusted for a three-for-two stock split on October 20, 1993) were reserved for issuance by the Bank upon exercise of stock options to be granted to officers, directors, and employees of the Bank and its subsidiaries from time to time under the 1992 Option Plan. In connection with the Conversion and the Reorganization, options to purchase 208,290 shares of Common Stock were adjusted to options to purchase 631,325 shares and the exercise price was adjusted to $2.20 per share pursuant to the Exchange Ratio. The purpose of the 1992 Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Bank. The 1992 Option Plan became effective with the MHC Reorganization and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors.

      The 1992 Option Plan is administered by a committee composed of Directors Hayden, Nicholl, and Burkholder. Such members of the Option Committee are deemed "disinterested" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee selects the employees to whom options are to be granted and the number of shares to be granted based upon the employee's position at the Bank, years of service and performance. Options become immediately vested in the event of death, disability, or a "change-in-control" of the Bank or its successors.

      No options were granted under the 1992 Option Plan to officers, directors, and employees during the fiscal year ended December 31, 1996. As of December 29, 1995, the date of the consummation of the Conversion and the Reorganization, 100% of the options under the 1992 Option Plan had been awarded; of these awards, at December 31, 1996, 200,829 options were still available for exercise.

      1996 Stock Option Plan. The Company's Board of Directors has adopted the 1996 Stock Option Plan, which was approved by the Company's stockholders on July 24, 1996. Pursuant to the 1996 Stock Option Plan, a number of shares equal to 10% of the Common Stock issued in the Company's initial public offering (i.e., 1,340,379 shares of Common Stock) were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, and key employees of the Company (or any present or future parent or subsidiary of the Company), from time to time under the 1996 Stock Option Plan. The purpose of the 1996 Stock Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company.

The 1996 Stock Option Plan became effective on July 24, 1996 and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the terms of the 1996 Stock Option Plan.

      An initial grant of stock options under the 1996 Stock Option Plan was made to officers, directors, and key employees upon the Company's receipt of stockholder approval on July 24, 1996, and the option exercise price is the average of the bid and the ask price of the Common Stock on the date of stockholder approval. Two additional grants of stock options have been made since that time. As of the Record Date, no stock options have been exercised pursuant to the 1996 Stock Option Plan.

      The following table sets forth information concerning options granted under the 1996 Stock Option Plan during fiscal 1996 to the person named in the Summary Compensation table.

                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                    (Individual Grants)
----------------------------------------------------------------------------------------------------
                                   Percent of                                 Potential Realizable
                     Number of    Total Options/                                Value at Assumed
                     Securities   SARs Granted                                Annual Rate of Stock
                     Underlying   to Employees  Exercise or                  Price Appreciation for
                    Options/SARs   in Fiscal     Base Price                        Option Term
       Name         Granted (#)       Year         ($/Sh)     Expiration Date    5%($) |   10%($)
----------------------------------------------------------------------------------------------------

Malcolm E. Collier, Jr. 90,000         7.2%        13.5625     July 24, 2006    $767,644   $1,945,362



      Additional Option Information. The following tables set forth for the fiscal year ended December 31, 1996, information regarding options awarded pursuant to 1992 Option Plan and the 1996 Stock Option Plan to the person named in the Summary Compensation Table and the year end value of such outstanding options.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                              OPTION/SAR VALUES(1)
-------------------------------------------------------------------------------------------------------
                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                          Shares                        Options/SARs         in-the-Money Options/SARs
                        Acquired on      Value       at Fiscal Year-End         at Fiscal Year-End
                         Exercise      Realized          (#)(2)(3)                   ($)(2)
       Name                (#)           ($)       Exercisable/Unexercisable  Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------

Malcolm E. Collier, Jr.  20,000       $299,750(4)             61,201/0            $917,250/$0(4)
                              0              0(5)             0/90,000            $0/$326,250(5)


-----------
(1) During fiscal 1996, no additional options were granted under the 1992 Stock Option Plan.
(2) No Stock Appreciation Rights ("SARs") have been awarded under the 1992 Stock Option Plan or the 1996 Stock OptionPlan.
(3) Includes options that are exercisable within 60 days of the Voting Record Date.
(4) 1992 Stock Option Plan - Based upon an exercise price of $2.20 and the average bid and ask price of $17.1875 as of December 31, 1996.
(5) 1996 Stock Option Plan - Based on an exercise price of $13.5625 and the average bid and ask price of $17.1875 as of December 31, 1996.

      1992 Management Recognition Plan. In 1992, the Board of Directors of the Bank adopted the 1992 Management Recognition Plan ("1992 MRP") as a method of providing officers, directors, and key employees of the Bank with a proprietary interest in the Bank in a manner designed to encourage such persons to remain with the Bank. The Bank contributed sufficient funds to the 1992 MRP Trust to enable the 1992 MRP Trust to purchase 3% of the Bank Common Stock issued in the MHC Reorganization to parties other than the Mutual Holding Company (i.e., 60,115 shares of Bank Common Stock, as adjusted for the three-for-two stock split). Awards under the 1992 MRP were made in recognition of prior and expected future services to the Bank of its officers and employees responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank.

      Benefits under the plan may be granted in the sole discretion of a committee composed of three directors who are not also employees of the Bank or its subsidiary (the "1992 MRP Committee") appointed by the Board of Directors of the Bank. The 1992 MRP is managed by trustees (the "1992 MRP Trustees") who are non-employee directors of the Bank and who have the responsibility to invest all funds contributed by the Bank to the trust created for the 1992 MRP (the "1992 MRP Trust"). Awards under the MRP become immediately vested in the event of death, disability, or a "change in control" of the Bank or its successors.

      All of the Bank Common Stock purchased by the 1992 MRP was purchased at the original issuance price of $6.67 (as adjusted for the three-for-two stock split) per share. Officers, directors, and employees of the Bank were awarded a total of 51,300 shares of restricted Bank Common Stock pursuant to the 1992 MRP at the close of the MHC Reorganization on July 14, 1992. Awards of 3,000 and 2,340 shares of restricted Bank Common Stock pursuant to the 1992 MRP were granted during the fiscal years ended December 31, 1993 and 1994, respectively. A total of 1,200 shares previously awarded were forfeited in 1994. Of the total 60,115 shares of Bank Common Stock purchased by the 1992 MRP, 92.2% have been awarded. At the completion of the Conversion and the Reorganization, the 27,355 shares of Bank Common Stock held by the 1992 MRP which have not yet been earned were converted into 82,912 shares of the Common Stock pursuant to the Exchange Ratio, of which 14,151 shares are unallocated.

      1996 Management Stock Bonus Plan. The Board of Directors of the Bank has adopted the Management Stock Bonus Plan (the "MSBP") as a method of providing executive officers and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. Awards under the MSBP were made in recognition of prior and expected future services to the Bank to those executive officers and key employees of the Bank responsible for implementation of the policies adopted by the Board of Directors of the Bank, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. Awards under the MSBP vest at a rate of 20% per year beginning on the anniversary date of the date of grant. An initial grant of restricted stock was made on July 24, 1996, the date of stockholder approval of the MSBP. Two additional awards of restricted stock under the MSBP have been made since that time.

      Employee Stock Purchase Plan. The Bank maintains the First Federal Bank of Colorado Employee Stock Purchase Plan (the "Stock Purchase Plan"). As of December 31, 1996, 21,740 shares of Bank Common Stock had been purchased by employees under the Stock Purchase Plan. The Stock Purchase Plan allows employees of the Bank to make purchases of the Common Stock in the open market through regular payroll deductions of no less than $10 nor more than $500 for each payroll period. The amounts withheld from all participants' payroll deductions are pooled and forwarded to Norwest Bank

Denver, N.A., the administrator of the Stock Purchase Plan (the "Administrator") to purchase shares of Common Stock in the open market for the accounts of all participants under the Stock Purchase Plan on a monthly basis. The Bank pays expenses associated with such purchases, including brokerage commissions and any service charges levied by the Administrator. Participants have the authority to direct the Administrator in the manner of voting the number of whole shares of Common Stock held in their accounts and may withdraw from the Stock Purchase Plan at any time. Participation under the Stock Purchase Plan is open to all full-time employees of the Bank on an equal basis. Participation under the Stock Purchase Plan and an individual's level of payroll savings for the purchase of Common Stock is completely voluntary. There are no discounts in the purchase price of the Common Stock, therefore, it is impossible to estimate the value of any benefit to be awarded under the Stock Purchase Plan.

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

      The following graph compares the cumulative total shareholder return on an initial investment in common stock of First Colorado Bancorp, Inc. subsequent to the Conversion and Reorganization with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the close of the market on January 2, 1996 (the date the common stock of First Colorado Bancorp, Inc. was first traded) and the reinvestment of dividends as paid. The graph provides comparisons as of December 31, 1996, the last day of trading for the year ended December 31, 1996. Stock performance information regarding First Federal Savings Bank of Colorado prior to the Conversion and Reorganization has not been provided due to the lack of comparability of the trading prices of the two stocks.

      There can be no assurance that the Company's stock performance will continue with the same or similar trends as that of the Company as depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

                               [GRAPHIC OMITTED]

          =========================================================
                                             1/2/96       12/31/96
          ---------------------------------------------------------
          CRSP Nasdaq Bank Index              $100          $133
          ---------------------------------------------------------
          CRSP Nasdaq U.S. Index              $100          $122
          ---------------------------------------------------------
          First Colorado Bancorp, Inc.        $100          $151
          =========================================================

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

      The Bank had no "interlocking" relationships existing on or after January 1, 1995 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Board of Directors of the Bank, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of Board of Directors of the Bank.

      The Bank, like many financial institutions, has followed a policy of offering residential mortgage loans for the financing of personal residences, share loans, consumer loans, and overdraft protection to its officers, directors, and employees. The loans are made in the ordinary course of business and are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. At December 31, 1996 loans to executive officers and directors of the Company and the Bank, and their immediate family members, amounted to $1.4 million or 0.63% of the Company's stockholders' equity.

--------------------------------------------------------------------------------
            PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      KPMG Peat Marwick LLP was the Company's independent certified public accountant for the fiscal year ended December 31, 1996. The Board of Directors has approved to renew the Company's arrangements with KPMG Peat Marwick LLP to be its auditors for the fiscal year ending December 31, 1997, subject to ratification by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement, if so desired.

      The ratification of the appointment of the Company's auditors must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditors.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

      The Company's Annual Report to Stockholders for the fiscal year ending December 31, 1996, including financial statements, has been mailed to all persons who were listed as stockholders of record as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

      A Copy of the Form 10-K as filed with the SEC will be furnished without charge to stockholders as of the record date upon written request to the Secretary, First Colorado Bancorp, Inc., 215 South Wadsworth Boulevard, Lakewood, Colorado 80226. Such Form 10-K is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 215 South Wadsworth Boulevard, Lakewood, Colorado 80226, no later than December 1, 1997. Any such proposals shall be subject to the requirements of Rule 14a-8 under the 1934 Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, including any adjournments thereof, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Elaine M. Samuelson
                                    ELAINE M. SAMUELSON
                                    SECRETARY

Lakewood, Colorado
March 31, 1997

                                 REVOCABLE PROXY
                          FIRST COLORADO BANCORP, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 1997

--------------------------------------------------------------------------------

      The undersigned hereby appoints the official proxy committee of the Board of Directors of the First Colorado Bancorp, Inc. (the "Company") with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Arvada Center for the Arts and the Humanities, 6901 Wadsworth Boulevard, Arvada, Colorado, on Wednesday, April 30, 1997, at 3:00 p.m. and at any and all adjournments thereof, as follows:

                                                    FOR       WITHHELD
                                                    ---       --------

1.     The election as director of all nominees
       listed below:                                |_|          |_|

       Polly B. Baca
       Stephen A. Burkholder
       James R. Wexels

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.


                    ---------------------------------------

2.     The ratification of the appointment of      FOR        AGAINST    ABSTAIN
       KPMG Peat Marwick LLP as independent        ---        -------    -------
       auditors of First Colorado Bancorp, Inc.
       for the fiscal year ending December 31,
       1997.                                       |_|         |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" all of the listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, A SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting and a proxy statement dated March 31, 1997.

Dated:                  , 1997     [   ] Please check here if you plan to attend
       -----------------                 the Meeting.


------------------------------      --------------------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


------------------------------      --------------------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
            PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ]  Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                          First Colorado Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]       No fee required.
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

       (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
      (3) Filing Party:
--------------------------------------------------------------------------------
      (4) Date Filed:
--------------------------------------------------------------------------------